                                                                   Exhibit 10.8


                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of the 29th day of October, 1999 by and between NATIONAL FIRE PROTECTION ASSOCIATION ("Landlord"), and THE J. JILL GROUP, INC., a Delaware corporation (formerly known as DM Management Company, a Delaware corporation) ("Tenant").

                                    RECITALS

         A. Landlord and Tenant previously entered into a lease agreement dated September 21, 1998, pursuant to which Tenant leased from Landlord the real property located in the building known as 4 Batterymarch Park (the "Building) in the City of Quincy, Commonwealth of Massachusetts, described as the fourth and fifth floors of the Building, consisting of 63,943 rentable square feet of office space, as amended by a First Amendment to Lease Agreement between Landlord and Tenant dated June 10, 1999, pursuant to which Landlord and Tenant amended the premises leased under the Lease to include an additional 3,000 rentable square feet of storage space (as amended, the "Lease").

         B. Landlord and Tenant desire to amend the Lease to confirm their agreement with respect to the matters set forth below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns, hereby covenant and agree as follows:

         1. The above recitals are incorporated herein by this reference.

         2. Capitalized terms used and not otherwise defined in this Amendment shall have the meaning ascribed to said term by the Lease.

         3. Landlord and Tenant acknowledge that the schedule on which plans have been developed has been longer than contemplated by the Lease, and, accordingly, the Landlord's Work will be performed on a schedule later than contemplated by the Lease. In order to resolve this matter, Landlord and Tenant have agreed that the Term and the Basic Rent will commence on December 15, 1999, notwithstanding that Landlord's Work will not be completed and the Premises will not be ready for occupancy, as defined in Section 4.2(d) of the Lease (as so defined, "Completion of Landlord's Work"), by that date. Based upon the foregoing, the parties hereby agree to amend Section 4.1 of the Lease to delete the same and substitute the following :

                  "The Commencement Date shall occur on December 15, 1999."

Until Completion of Landlord's Work has occurred, Tenant shall have no other obligations under the Lease except for the payment of Basic Rent.

         4. In the event that Completion of Landlord's Work has not occurred by March 1, 2000 (as the same may be extended pursuant to paragraph 5(b) below, the "Outside Date"), Basic Rent and Tenant's obligation to make payments of Operating Expenses and Taxes under the Lease shall abate until the Completion of Landlord's Work has occurred and Tenant shall receive a credit against Basic Rent next due equal to the per diem cost of Basic Rent for each day after the Outside Date until Completion of Landlord's Work occurs.

         5. a. This Amendment constitutes Landlord's sole remedy for any Tenant's Delay occurring prior to the date of this Amendment.

                  b. The Outside Date shall be extended for each day of Tenant's Delay occurring from and after the date hereof and for any period of force majeure delay occurring from and after the date hereof; and

                  c. Notwithstanding any extension of the Outside Date pursuant to Section 5(b) above, in no event shall Tenant be obligated to make any payments of Basic Rent, Operating Expenses or Taxes during the period commencing on March 1, 2000 and ending on the date on which Completion of Landlord's Work shall have occurred.

         6. The parties hereby agree that EXHIBIT A attached hereto sets forth the approved Tenant's Plans under Section 4.2 of the Lease.

         7. Section 4.2(e) is hereby amended by deleting from lines 1 and 2 thereof the phrase "within one hundred eighty (180) days following the Scheduled Completion Date" and substituting therefor "on or before May 15, 2000."

         8. The Lease is hereby modified and confirmed by Landlord and Tenant and shall remain in full force and effect except as expressly amended by the terms of this Amendment.

         9. The terms of this Amendment shall control over any conflicts between the terms of the Lease and this Amendment.

         IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

                                    LANDLORD:

In the presence of:                 NATIONAL FIRE PROTECTION ASSOCIATION, INC.

                                    By:  /s/  James M. Shannon
                                         -------------------------------------
                                    Name:  James M. Shannon
/s/ KATHERINE BACHMAN               Title: SR. VP and General Counsel
-----------------------             Date:  Nov. 3, 1999
Witness

                                    TENANT:

In the presence of:                 THE J. JILL GROUP, INC., a Delaware
                                    corporation (formerly known as DM
                                    Management Company, a Delaware corporation)

                                    By:  /s/ Olga L. Conley
                                         -------------------------------------
/s/ David M. Andrews                Name:  Olga L. Conley
-----------------------             Title: Chief Financial Officer
Witness 10/25/99                    Date:  October 25, 1999

                                  EXHIBIT 'A'
         List of Construction Documents - Approved Tenant Improvements
                         The J. Jill Group Headquarters
                     4th & 5th Floors - 4 Batterymarch Park
                             Quincy, Massachusetts
                                  Page 1 of 2


Project Manual, dated 30 July 1999, Architect's Project Number HA 98017

List of Drawings


ARCHITECTURAL                                                                     PRICING   LAYOUT    PERMIT     CONST.
           COVER SHEET                                                               -                   -         -
A0.1       ABBREVIATIONS, SYMBOLS, & DRAWING LIST    none                            -                   -         -
A0.2       CODE EXTRACT PLAN 1/16"                                                   -                   -         -

A1.1       PARTIAL 4TH FLOOR PLAN - SOUTH 1/8"                                       -         -         -         -
A1.2       PARTIAL 4TH FLOOR PLAN - NORTH  1/8"                                      -         -         -         -
A1.3       PARTIAL 5TH FLOOR PLAN - SOUTH  1/8"                                      -         -         -         -
A1.4       PARTIAL 5TH FLOOR PLAN - NORTH  1/8"                                      -         -         -         -
A1.5       PARTIAL 4TH FLOOR FURNITURE PLAN - SOUTH  1/8"                            -                   -         -
A1.6       PARTIAL 4TH FLOOR FURNITURE PLAN - NORTH  1/8"                            -                   -         -
A1.7       PARTIAL 5TH FLOOR FURNITURE PLAN - SOUTH  1/8"                            -                   -         -
A1.8       PARTIAL 5TH FLOOR FURNITURE PLAN - NORTH  1/8"                            -                   -         -
A1.9       PARTIAL 4TH FLOOR FINISH PLAN - SOUTH  1/8"                               -                   -         -
A1.10      PARTIAL 4TH FLOOR FINISH PLAN - NORTH  1/8"                               -                   -         -
A1.11      PARTIAL 5TH FLOOR FINISH PLAN - SOUTH  1/8"                               -                   -         -
A1.12      PARTIAL 5TH FLOOR FINISH PLAN - NORTH  1/8"                               -                   -         -

A1.13      ENLARGED 4TH FLOOR PLANS - 1/4"                                           -                             -
A1.14      NOT ISSUED

A1.15      PARTIAL 4TH FLOOR POWER PLAN - SOUTH  1/8"                                -                   -         -
A1.16      PARTIAL 4TH FLOOR POWER PLAN - NORTH  1/8"                                -                   -         -
A1.17      PARTIAL 5TH FLOOR POWER PLAN - SOUTH  1/8"                                -                   -         -
A1.18      PARTIAL 5TH FLOOR POWER PLAN - NORTH  1/8"                                -                   -         -

A2.1       PARTIAL 4TH FLOOR REFLECTED CEILING PLAN - SOUTH  1/8"                    -                   -         -
A2.2       PARTIAL 4TH FLOOR REFLECTED CEILING PLAN - NORTH  1/8"                    -                   -         -
A2.3       PARTIAL 5TH FLOOR REFLECTED CEILING PLAN - SOUTH  1/8"                    -                   -         -
A2.4       PARTIAL 5TH FLOOR REFLECTED CEILING PLAN - NORTH  1/8"                    -                   -         -

A3.1       ENLARGED STAIR PLANS - 1/2"                                               -                   -         -
A3.2       STAIR - SKYLIGHT CROSS SECTIONS - 1/2"                                    -                   -         -
A3.3       ENLARGED BRIDGE PLAN AT 5TH FLOOR - 1/2" / 1 1/2" / 3"                                        -         -
A3.4       STAIR DETAILS - AS NOTED                                                                      -         -
A3.5       STAIR DETAILS - AS NOTED                                                  -                             -
A3.6       STAIR/ROOF DETAILS - AS NOTED                                                                           -

A4.1       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.2       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.3       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.4       INTERIOR ELEVATIONS - 1/2"                                                -                             -

A4.1       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.2       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.3       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.4       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.5       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.6       INTERIOR ELEVATIONS - 1/2"                                                -                             -
A4.7       INTERIOR DETAILS - 3"                                                                                   -

A5.1       SKYLIGHT DETAILS - 1/2" / 1 1/2"                                                              -         -

A6.1       CEILING DETAILS - 1/2"                                                    -                             -
A6.2       CEILING DETAILS -  3"                                                                                   -

A7.1       PARTITION TYPES & DETAILS - 1 1/2"                                        -                   -         -

A8.1       MILLWORK DETAILS - 1/2"                                                                                 -
A8.2       MILLWORK DETAILS - 1/2"                                                                                 -
A8.3       MILLWORK DETAILS - 1/2" / 1 1/2" / 3"                                                                   -

A9.1       DOOR TYPES & DETAILS                                                      -                   -         -
A9.2       DOOR DETAILS                                                                                            -
A9.3       DOOR SCHEDULE                                                                                 -         -

A10.1      FINISH SCHEDULE

                                  EXHIBIT 'A'
         List of Construction Documents - Approved Tenant Improvements
                         The J. Jill Group Headquarters
                     4th & 5th Floors - 4 Batterymarch Park
                             Quincy, Massachusetts
                                  Page 2 of 2


STRUCTURAL

S1.1       STRUCTURAL DETAILS, SPECIFICATIONS, AND CALCULATIONS                                          -         -

MECHANICAL, ELECTRICAL, PLUMBING, AND FIRE PROTECTION

H0.1       HVAC LEGEND, SCHEDULES AND GENERAL NOTES                                                      -         -
H0.2       HVAC DETAILS                                                                                  -         -

H1.1       HVAC PARTIAL 4TH FLOOR PLAN - SOUTH  1/8"                                                     -         -
H1.1       HVAC PARTIAL 4TH FLOOR PLAN - NORTH  1/8"                                                     -         -
H1.1       HVAC PARTIAL 5TH FLOOR PLAN - SOUTH  1/8"                                                     -         -
H1.1       HVAC PARTIAL 5TH FLOOR PLAN - NORTH  1/8"                                                     -         -

E0.1       ELECTRICAL LEGEND, NOTES, AND SCHEDULES                                                       -         -
E0.2       ELECTRICAL POWER DISTRIBUTION RISER DIAGRAM                                                   -         -
E0.3       ELECTRICAL SCHEDULES AND DETAILS                                                              -         -
E1.0A      PARTIAL 4TH FLOOR PLAN - NORTH ELECTRICAL LIGHTING                                            -         -
E1.0B      PARTIAL 4TH FLOOR PLAN - SOUTH ELECTRICAL LIGHTING                                            -         -
E1.1A      PARTIAL 4TH FLOOR PLAN - NORTH ELECTRICAL POWER                                               -         -
E1.1B      PARTIAL 4TH FLOOR PLAN - SOUTH ELECTRICAL POWER                                               -         -
E1.2A      PARTIAL 5TH FLOOR PLAN - NORTH ELECTRICAL LIGHTING                                            -         -
E1.2B      PARTIAL 5TH FLOOR PLAN - SOUTH ELECTRICAL LIGHTING                                            -         -
E1.3A      PARTIAL 5TH FLOOR PLAN - NORTH ELECTRICAL POWER                                               -         -
E1.3B      PARTIAL 5TH FLOOR PLAN - SOUTH ELECTRICAL POWER                                               -         -

P1.01      PLUMBING PARTIAL 4TH FLOOR PLAN - NORTH                                                       -         -
P1.02      PLUMBING PARTIAL 4TH FLOOR PLAN - SOUTH                                                       -         -
P1.01      PLUMBING PARTIAL 5TH FLOOR PLAN - NORTH                                                       -         -
P1.02      PLUMBING PARTIAL 5TH FLOOR PLAN - SOUTH                                                       -         -

FP1.01     FIRE, PROTECTION, PARTIAL 4TH FLOOR PLAN - NORTH LEGEND,                                      -         -
             AND DIAGRAM
FP1.02     FIRE PROTECTION PARTIAL 4TH FLOOR PLAN - SOUTH                                                -         -
FP1.03     FIRE PROTECTION PARTIAL 5TH FLOOR PLAN - NORTH 1/8"                                           -         -
FP1.04     FIRE PROTECTION PARTIAL 5TH FLOOR PLAN - SOUTH 1/8"                                           -         -